Tax reform in Colombia	12 Months Ended
Dec. 31, 2023
Tax reform in Colombia
Tax reform in Colombia

Note 16     Tax reform in Colombia

In November 2022, the Colombian Congress approved a Tax Reform (“Law 2277”) which contemplated an increase in the effective tax rate and the government take for certain entities of the oil and gas industry.

A relevant provision included in the Law 2277 establishes a permanent surtax for companies developing crude oil extractive activities, ranging between 0% and 15%. The surtax triggers when the Brent price average during the fiscal year meets percentiles 30 and upwards of the Brent price average of the last 10 years (as shown in the table below regarding fiscal year 2024) and is calculated as additional percentage points of the CIT rate that is applicable to the taxable base determined on a regular basis for CIT purposes. The applicable surtax for 2023 was 10%. Income derived from gas production is exempted of surtax.

Surcharge Price Triggers applicable for fiscal year 2024	Surcharge rate
< US$ 67.18 /bbl	0%
US$ 67.18 to US$ 76.39 /bbl	5%
US$ 76.39 to US$ 79.87 /bbl	10%
> US$ 79.87 /bbl	15%

In addition to the aforementioned rules, the Law 2277 included other measures such as the strike off of the straight-line amortization method for new exploratory assets which will pass to be calculated under the ‘unit of production’ method, and repeals the tax credit of 50% of the industry and commerce tax paid during the year, which will no longer be treated as a tax credit but as a common deduction. The tax rate for dividends increased to 20% as well as the rate for capital gains tax that increased to 15%.

These tax provisions became effective in 2023, but the surtax was considered for deferred income tax purposes from the year ended December 31, 2022.